Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 7/1/10 — 7/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	August 16, 2010 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 7/1/10 — 7/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

									CUMULATIVE
	BANK ACCOUNTS					CURRENT MONTH			FILING TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL		PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$2,010,012.02					$2,010,012.02			$3,637,884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS									$1,033,315.22
OTHER (ATTACH LIST)									$355,912.40
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS									$1,389,227.62

DISBURSEMENTS
NET PAYROLL	$16,147.50					$16,147.50			$487,168.39
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$50,801.54					$50,801.54			$742,108.19
SELLING
OTHER (ATTACH LIST)	$4,006.27	[1]				$4,006.27	[1]		$4,006.27

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES	$179,730.24					$179,730.24			$2,010,778.86
U.S. TRUSTEE QUARTERLY FEES	$4,875.00					$4,875.00			$28,599.01
COURT COSTS
TOTAL DISBURSEMENTS	$255,560.55					$255,560.55			$3,272,660.72

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(255,560.55)					$(255,560.55)			$(1,883,433.10)

CASH — END OF MONTH	$1,754,451.47					$1,754,451.47			$1,754,451.47

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1]	Retainers Paid (drawn)

Richards, Layton & Finger	$(15,763.84)
Moffett & Grigorian	$19,770.11

$4,006.27

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$255,560.55
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$255,560.55

Account 9146
Account Name PFF Bancorp, Inc.
Reconciliation As of Date 07/31/10

Balance per Bank		$1,904,401.51

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1285	$6,518.08
1286	$1,313.10
1287	$4,875.00
1289	$115,920.90
1290	$2,345.02
1292	$7,171.04
1293	$70.33
1294	$11,751.23

Total		$(149,964.70)
Other (List)
Service charge on bank not on books		$14.66

Balance per Books		$1,754,451.47

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 7/1/10 — 7/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check			Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number		Date	Fees	Expenses	Fees	Expenses
Paul, Hastings, Janofsky & Walker, LLP	5/1/10 – 5/31/10	$144,819.30	PFF Bancorp	1289		7/26/10	$115,593.60	$327.30	$1,175,007.60	$20,097.92

JH Cohn	3/1/10 – 3/31/10	$4,936.00	PFF Bancorp	1277		7/10/10	$3,948.80	—	$323,168.30	$5,343.85
	4/1/10 – 4/30/10	$5,143.40	PFF Bancorp	1278		7/10/10	$4,111.20	$4.40	$327,279.50	$5,348.25
	20% Holdback	$7,074.20	PFF Bancorp	1279		7/10/10	$7,074.20	—	$334,353.70	$5,348.25

Blank Rome	3/1/10 – 3/31/10	$14,380.44	PFF Bancorp	1280		7/10/10	$11,412.00	$115.44	$314,072.20	$14,182.25
	20% Holdback	$15,050.70	PFF Bancorp	1281		7/10/10	$15,050.70	—	$329,122.90	$14,182.25

Richards Layton & Finger	4/1/10 – 4/30/10	$1,921.44	PFF Bancorp	1282		7/10/10	$1,477.60	$74.44	$108,966.50	$3,159.18
	20% Holdback	$2,431.70	PFF Bancorp	1283		7/10/10	$2,431.70	—	$111,398.20	$3,159.18
	5/1/10 – 5/31/10	$2,926.82	PFF Bancorp	1290		7/26/10	$2,327.20	$17.82	$113,725.40	$3,177.00
	8/1/09 – 11/30/09	$15,763.84	PFF Bancorp		(1)	3/11/10	$15,763.84	—	$129,489.24	$3,177.00

(1)	Amount applied against pre-existing retainer.

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 16
CUSTOMER CONNECTION	Last Statement: 06/30/2010
BANK OF AMERICA, N.A.	This Statement: 07/30/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT	Page 1 of 3
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	07/01/2010 — 07/30/2010	Statement Beginning Balance	$2,048,814.34
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	16	Amount of Checks	$137,035.38
Number of Other Debits	5	Amount of Other Debits	$7,377.45
		Statement Ending Balance	$1,904,401.51
Number of Enclosures	16
		Service Charge	$14.66
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1270	$1,238.40	07/12	5892785053	1279		$7,074.20	07/19	8782715163
1271	$14,820.20	07/14	6592646491	1280		$11,527.44	07/20	6492227538
1272	$22,883.50	07/14	6592646490	1281		$15,050.70	07/20	6492227537
1273	$64.16	07/09	9892051294	1282		$1,552.04	07/20	9292577752
1274	$10,149.61	07/09	1182322818	1283		$2,431.70	07/20	9292577751
1276*	$33,220.11	07/21	6692303417	1284		$63.83	07/23	9992197940
1277	$3,948.80	07/19	8782715165	10042	*	$4,085.80	07/09	9892423536
1278	$4,115.60	07/19	8782715164	10043		$4,809.29	07/23	9892905629
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
07/07		$3,247.85	ADP TX/FINCL SVC DES: ADP — TAX ID: E2Z8V 070826A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	87014119220
07/14		$60.44	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 4731509 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	94006499321
07/21		$4,004.56	ADP TX/FINCL SVC DES: ADP — TAX ID: E2Z8V 072228A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	01004624414
07/28		$49.94	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 5270657 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	08004111395
07/30		$14.66	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
06/30	$2,048,814.34	$2,048,814.34	07/20	$1,946,563.90	$1,946,563.90
07/07	$2,045,566.49	$2,045,566.49	07/21	$1,909,339.23	$1,909,339.23
07/09	$2,031,266.92	$2,031,266.92	07/23	$1,904,466.11	$1,904,466.11
07/12	$2,030,028.52	$2,030,028.52	07/28	$1,904,416.17	$1,904,416.17
07/14	$1,992,264.38	$1,992,264.38	07/30	$1,904,401.51	$1,904,401.51
07/19	$1,977,125.78	$1,977,125.78

*	The preceding check(s) is still outstanding or has been included in a previous statement or is included in the ‘Other Debits’ section as an ACH paperless transaction.

Account Number 9146
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 16
BANK OF AMERICA, N.A.	Last Statement: 06/30/2010
DALLAS, TEXAS 75283-2406	This Statement: 07/30/2010

Customer Service 1-800-342-7722
PFF BANCORP, INC
Page 2 of 2

Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Bancorp, Inc.
Transaction Detail by Account
July 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
07/02/2010	General Journal	314			-SPLIT-	-64.16	-64.16
07/02/2010	General Journal	313			-SPLIT-	-139.78	-203.94
07/03/2010	General Journal	316			-SPLIT-	-10,149.61	-10,353.55
07/08/2010	General Journal	315			-SPLIT-	-7,394.09	-17,747.64
07/10/2010	General Journal	318			-SPLIT-	-3,948.80	-21,696.44
07/10/2010	General Journal	317			-SPLIT-	-33,220.11	-54,916.55
07/10/2010	General Journal	319			-SPLIT-	-4,115.60	-59,032.15
07/10/2010	General Journal	320			-SPLIT-	-7,074.20	-66,106.35
07/10/2010	General Journal	321			-SPLIT-	-11,527.44	-77,633.79
07/10/2010	General Journal	322			-SPLIT-	-15,050.70	-92,684.49
07/10/2010	General Journal	323			-SPLIT-	-1,552.04	-94,236.53
07/10/2010	General Journal	324			-SPLIT-	-2,431.70	-96,668.23
07/14/2010	General Journal	325			-SPLIT-	-63.83	-96,732.06
07/22/2010	General Journal	326			-SPLIT-	-8,863.79	-105,595.85
07/24/2010	General Journal	327			-SPLIT-	-6,518.08	-112,113.93
07/24/2010	General Journal	328			-SPLIT-	-1,313.10	-113,427.03
07/24/2010	General Journal	329			-SPLIT-	-4,875.00	-118,302.03
07/26/2010	General Journal	330			-SPLIT-	-115,920.90	-234,222.93
07/26/2010	General Journal	331			-SPLIT-	-2,345.02	-236,567.95
07/28/2010	General Journal	335			-SPLIT-	-7,171.04	-243,738.99
07/30/2010	General Journal	336			-SPLIT-	-70.33	-243,809.32
07/31/2010	General Journal	337			-SPLIT-	-11,751.23	-255,560.55

Total for B of A Checking						-255,560.55
Prepaid — Moffett
07/10/2010	General Journal	317			-SPLIT-	19,770.11	19,770.11

Total for Prepaid — Moffett						19,770.11
Kurtzman Carson Retainer
07/28/2010	General Journal	334			-SPLIT-	15,000.00	15,000.00

Total for Kurtzman Carson Retainer						15,000.00
Prepaid Expenses
07/28/2010	General Journal	332			-SPLIT-	-15,763.84	-15,763.84
07/28/2010	General Journal	334			-SPLIT-	-15,000.00	-30,763.84
07/28/2010	General Journal	333			-SPLIT-	-65,940.94	-96,704.78

Total for Prepaid Expenses						-96,704.78
RLF Retainer
07/28/2010	General Journal	333			-SPLIT-	65,940.94	65,940.94

Total for RLF Retainer						65,940.94

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
Bank Charges
07/02/2010	General Journal	313			-SPLIT-	139.78	139.78

Total for Bank Charges						139.78
Blank Rome — Expenses
07/10/2010	General Journal	321			-SPLIT-	115.44	115.44

Total for Blank Rome — Expenses						115.44
Blank Rome — Fees
07/10/2010	General Journal	322			-SPLIT-	15,050.70	15,050.70
07/10/2010	General Journal	321			-SPLIT-	11,412.00	26,462.70

Total for Blank Rome — Fees						26,462.70
Contractor — Talbott
07/03/2010	General Journal	316			-SPLIT-	9,937.50	9,937.50
07/24/2010	General Journal	327			-SPLIT-	6,375.00	16,312.50
07/31/2010	General Journal	337			-SPLIT-	11,500.00	27,812.50

Total for Contractor — Talbott						27,812.50
Contractor — Talbott — Expenses
07/03/2010	General Journal	316			-SPLIT-	212.11	212.11
07/24/2010	General Journal	327			-SPLIT-	143.08	355.19
07/31/2010	General Journal	337			-SPLIT-	251.23	606.42

Total for Contractor — Talbott — Expenses						606.42
JH Cohn — Expenses
07/10/2010	General Journal	319			-SPLIT-	4.40	4.40

Total for JH Cohn — Expenses						4.40
JH Cohn — Fees
07/10/2010	General Journal	319			-SPLIT-	4,111.20	4,111.20
07/10/2010	General Journal	320			-SPLIT-	7,074.20	11,185.40
07/10/2010	General Journal	318			-SPLIT-	3,948.80	15,134.20

Total for JH Cohn — Fees						15,134.20
Kurtzman Carson
07/28/2010	General Journal	335			-SPLIT-	7,171.04	7,171.04

Total for Kurtzman Carson						7,171.04
Legal & Professional Fees
07/10/2010	General Journal	317			-SPLIT-	13,450.00	13,450.00

Total for Legal & Professional Fees						13,450.00
Office Expenses
07/08/2010	General Journal	315			-SPLIT-	60.44	60.44
07/22/2010	General Journal	326			-SPLIT-	49.94	110.38
07/24/2010	General Journal	328			-SPLIT-	1,313.10	1,423.48

Total for Office Expenses						1,423.48
Payroll
07/08/2010	General Journal	315			-SPLIT-	3,247.85	3,247.85
07/08/2010	General Journal	315			-SPLIT-	4,085.80	7,333.65
07/22/2010	General Journal	326			-SPLIT-	4,004.56	11,338.21
07/22/2010	General Journal	326			-SPLIT-	4,809.29	16,147.50

Total for Payroll						16,147.50
PHJW Expenses
07/26/2010	General Journal	330			-SPLIT-	327.30	327.30

Total for PHJW Expenses						327.30

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
PHJW Fees
07/26/2010	General Journal	330			-SPLIT-	115,593.60	115,593.60

Total for PHJW Fees						115,593.60
Postage
07/02/2010	General Journal	314			-SPLIT-	19.16	19.16
07/14/2010	General Journal	325			-SPLIT-	18.83	37.99
07/30/2010	General Journal	336			-SPLIT-	18.83	56.82

Total for Postage						56.82
RLF — Fees
07/10/2010	General Journal	323			-SPLIT-	1,477.60	1,477.60
07/10/2010	General Journal	324			-SPLIT-	2,431.70	3,909.30
07/26/2010	General Journal	331			-SPLIT-	2,327.20	6,236.50
07/28/2010	General Journal	332			-SPLIT-	15,763.84	22,000.34

Total for RLF — Fees						22,000.34
RLF Expenses
07/10/2010	General Journal	323			-SPLIT-	74.44	74.44
07/26/2010	General Journal	331			-SPLIT-	17.82	92.26

Total for RLF Expenses						92.26
Travel
07/02/2010	General Journal	314			-SPLIT-	45.00	45.00
07/14/2010	General Journal	325			-SPLIT-	45.00	90.00
07/30/2010	General Journal	336			-SPLIT-	51.50	141.50

Total for Travel						141.50
US Trustee
07/24/2010	General Journal	329			-SPLIT-	4,875.00	4,875.00

Total for US Trustee						4,875.00

Journal Entry	Entry #: 314
Date: 07/02/2010

Account	Debit	Credit

Travel	$45.00
Postage	$19.16
B of A Checking		$64.16

Totals	$64.16	$64.16

Memo: McCarthy Expenses 6/19 — 7/2/10

Journal Entry	Entry #: 313
Date: 07/02/2010

Account	Debit	Credit

Bank Charges	$139.78
B of A Checking		$139.78

Totals	$139.78	$139.78
Memo: B of A — June Incl Stop Pay Chgs

Journal Entry	Entry #: 316
Date: 07/03/2010

Account	Debit	Credit

Contractor — Talbott	$9,937.50
Contractor — Talbott	$212.11
B of A Checking		$10,149.61

Totals	$10,149.61	$10,149.61
Memo: 6/20 — 7/3/10

Journal Entry	Entry #: 315
Date: 07/08/2010

Account	Debit	Credit

Payroll	$4,085.80
Payroll	$3,247.85
Office Expenses	$60.44
B of A Checking		$7,394.09

Totals	$7,394.09	$7,394.09
Memo: McCarthy 6/19 — 7/2/10

Journal Entry	Entry #: 318
Date: 07/10/2010

Account	Debit	Credit

JH Cohn — Fees	$3,948.80
B of A Checking		$3,948.80

Totals	$3,948.80	$3,948.80
Memo: 3/1 — 3/31/10

Journal Entry	Entry #: 317
Date: 07/10/2010

Account	Debit	Credit

Legal & Professional	$13,450.00
Prepaid — Moffett	$19,770.11
B of A Checking		$33,220.11

Totals	$33,220.11	$33,220.11
Memo: Tax services 3/31 — 6/12/10 including establishment of a new advance ($20,000.00)

Journal Entry	Entry #: 319
Date: 07/10/2010

Account	Debit	Credit

JH Cohn — Fees	$4,111.20
JH Cohn — Expenses	$4.40
B of A Checking		$4,115.60

Totals	$4,115.60	$4,115.60
Memo: 4/1 — 4/30/10

Journal Entry	Entry #: 324
Date: 07/10/2010

Account	Debit	Credit

RLF — Fees	$2,431.70
B of A Checking		$2,431.70

Totals	$2,431.70	$2,431.70
Memo: 20% Holdback

Journal Entry	Entry #: 320
Date: 07/10/2010

Account	Debit	Credit

JH Cohn — Fees	$7,074.20
B of A Checking		$7,074.20

Totals	$7,074.20	$7,074.20
Memo: 20% Holdback

Journal Entry	Entry #: 321
Date: 07/10/2010

Account	Debit	Credit

Blank Rome — Fees	$11,412.00
Blank Rome — Expenses	$115.44
B of A Checking		$11,527.44

Totals	$11,527.44	$11,527.44
Memo: 3/1 — 3/31/10

Journal Entry	Entry #: 322
Date: 07/10/2010

Account	Debit	Credit

Blank Rome — Fees	$15,050.70
B of A Checking		$15,050.70

Totals	$15,050.70	$15,050.70
Memo: 20% Holdback

Journal Entry	Entry #: 323
Date: 07/10/2010

Account	Debit	Credit

RLF — Fees	$1,477.60
RLF — Expenses	$74.44
B of A Checking		$1,552.04

Totals	$1,552.04	$1,552.04
Memo: 4/1 — 4/30/10

Journal Entry	Entry #: 325
Date: 07/14/2010

Account	Debit	Credit

Postage	$18.83
Travel	$45.00
B of A Checking		$63.83

Totals	$63.83	$63.83
Memo: McCarthy 7/3 — 7/16/10

Journal Entry	Entry #: 326
Date: 07/22/2010

Account	Debit	Credit

Payroll	$4,809.29
Payroll	$4,004.56
Office Expenses	$49.94
B of A Checking		$8,863.79

Totals	$8,863.79	$8,863.79
Memo: McCarthy 7/3 — 7/16/10

Journal Entry	Entry #: 328
Date: 07/24/2010

Account	Debit	Credit

Office Expenses	$1,313.10
B of A Checking		$1,313.10

Totals	$1,313.10	$1,313.10
Memo: Pure Compliance 8-K 7/23/10

Journal Entry	Entry #: 327
Date: 07/24/2010

Account	Debit	Credit

Contractor — Talbott	$6,375.00
Contractor — Talbott	$143.08
B of A Checking		$6,518.08

Totals	$6,518.08	$6,518.08
Memo: 7/4 — 7/17/10

Journal Entry	Entry #: 329
Date: 07/24/2010

Account	Debit	Credit

US Trustee	$4,875.00
B of A Checking		$4,875.00

Totals	$4,875.00	$4,875.00
Memo: Q 2 2010

Journal Entry	Entry #: 330
Date: 07/26/2010

Account	Debit	Credit

PHJW Fees	$115,593.60
PHJW Expenses	$327.30
B of A Checking		$115,920.90

Totals	$115,920.90	$115,920.90
Memo: May 2010

Journal Entry	Entry #: 331
Date: 07/26/2010

Account	Debit	Credit

RLF — Fees	$2,327.20
RLF Expenses	$17.82
B of A Checking		$2,345.02

Totals	$2,345.02	$2,345.02
Memo: May 2010

Journal Entry	Entry #: 335
Date: 07/28/2010

Account	Debit	Credit

Kurtzman Carson	$7,171.04
B of A Checking		$7,171.04

Totals	$7,171.04	$7,171.04
Memo: 6/1 — 6/30/10

Journal Entry	Entry #: 336
Date: 07/30/2010

Account	Debit	Credit

Postage	$18.83
Travel	$51.50
B of A Checking		$70.33

Totals	$70.33	$70.33
Memo: McCarthy Expenses 7/17 — 7/30/10

Journal Entry	Entry #: 337
Date: 07/31/2010

Account	Debit	Credit

Contractor — Talbott	$11,500.00
Contractor — Talbott	$251.23
B of A Checking		$11,751.23

Totals	$11,751.23	$11,751.23
Memo: Fees + Expenses 7/18 — 7/31/10

PFF Bancorp, Inc.
Profit & Loss
July 2010

	Total
Income
Total Income
Expenses
Bank Charges		139.78
Blank Rome — Expenses		115.44
Blank Rome — Fees		26,462.70
Contractor — Talbott		27,812.50
Contractor — Talbott — Expenses		606.42
JH Cohn — Expenses		4.40
JH Cohn — Fees		15,134.20
Kurtzman Carson		7,171.04
Legal & Professional Fees		13,450.00
Office Expenses		1,423.48
Payroll		16,147.50
PHJW Expenses		327.30
PHJW Fees		115,593.60
Postage		56.82
RLF — Fees		22,000.34
RLF Expenses		92.26
Travel		141.50
US Trustee		4,875.00

Total Expenses		$251,554.28

Net Operating Income	-$	251,554.28

Net Income	-$	251,554.28

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — July 31, 2010

	Total
Income
Interest Income		33,315.22
Refunds-Allowances		17,200.00
Workers Comp Experience Refund		10,563.00

Total Income		$61,078.22
Expenses
Accrued Expenses		0.00
Bank Charges		1,014.63
Blank Rome — Expenses		14,182.25
Blank Rome — Fees		329,122.90
Contractor — Talbott		451,243.25
Contractor — Talbott — Expenses		3,055.15
Interest Expense		0.99
JH Cohn — Expenses		5,348.25
JH Cohn — Fees		334,353.70
Kurtzman Carson		163,237.79
Legal & Professional Fees		239,066.29
Office Expenses		44,653.59
Payroll		487,168.39
PHJW Expenses		20,097.92
PHJW Fees		1,175,007.60
Postage		1,465.53
Progressive Reimb		-202,416.95
RLF — Fees		129,489.24
RLF Expenses		3,177.00
Supplies		383.11
Taxes & Licenses		8,613.23
Travel		12,162.55
US Trustee		28,599.01

Total Expenses		$3,249,025.42

Net Operating Income	-$	3,187,947.20
Other Income
Other Income		125,750.46

Total Other Income		$125,750.46
Other Expenses
Charge Off Invest in PFF B&T		142,517,693.00
Miscellaneous		2,000.20

Total Other Expenses		$142,519,693.20

Net Other Income	-$	142,393,942.74

Net Income	-$	145,581,889.94

PFF Bancorp, Inc.
Balance Sheet
As of July 31, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,754,451.47
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$3,454,451.47
Other Current Assets
Prepaid — Moffett	20,000.00

Total Other Current Assets	$20,000.00

Total Current Assets	$3,474,451.47
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	0.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Kurtzman Carson Retainer	15,000.00
Net Income/Loss	0.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	0.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	33,000.00
Prepaid OTS Assessment	6,357.00
Progressive — Tail	0.00
RLF Retainer	65,940.94
Stock Options Granted	24,911,967.00
Travellers Tail	0.00

Total
US Treasury Bonds — HTM	0.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$11,020,059.94

TOTAL ASSETS	$14,494,511.41
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00

Total Other Current Liabilities	$0.00

Total Current Liabilities	$0.00
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00

	Total
Common Stock		224,811.00
Common Stock Aquired		-86,371.00
Common Stock Dist Def Comp		1,389,015.00
Common Stock Dist SERP		641,438.00
Dividends		81,713,632.00
ISO Stock Options FAS 123R		326,562.00
NQ Stock Options FAS 123R		700,675.00
Opening Balance Equity		-163,427,263.00
Other Comprehensive Earnings		-2,152,951.00
Paid-In Capital or Surplus		224,451,453.00
Preferred Stock		10,000.00
Retained Earnings		-144,737,457.70
Net Income		-922,080.89

Total Equity	-$	102,935,544.59

TOTAL LIABILITIES AND EQUITY		$14,494,511.41

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 7/1/10 — 7/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Bancorp, Inc.
     Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91 + days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 7/1/10 — 7/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	August 16, 2010

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128 Reporting Period: 7/1/10 — 7/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

									CUMULATIVE
	BANK ACCOUNTS					CURRENT MONTH			FILING TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL		PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$95,623.37					$95,623.37			$31,278.00

CASH SALES									$3,516.02
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS									$30,277.00
OTHER (ATTACH LIST)[1]	$566.97	[1]				$566.97	[1]		$56,076.82
TRANSFERS (FROM DIP ACCTS)									$196,027.42

TOTAL RECEIPTS	$566.97					$566.97			$285,897.26

NET PAYROLL									$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES									$124,519.58
INSURANCE
ADMINISTRATIVE	$624.74					$624.74			$61,460.41
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)									$4,445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00					$325.00			$3,900.00
COURT COSTS
TOTAL DISBURSEMENTS	$949.74					$949.74			$221,934.66

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(382.77)					$(382.77)			$63,962.60

CASH — END OF MONTH	$95,240.60					$95,240.60			$95,240.60

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1] California Financial Partners — June 2010	$566.97

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$949.74
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$949.74

Account 9162
Account Name Glencrest Investment Advisors, Inc.
Reconciliation As of Date 07/31/10

Balance per Bank		$96,181.86

Deposits in Transit
Date	Amount

Total
Outstanding Checks
Check #	Amount
1122	$69.00
1123	$550.00
1124	$325.00

Total		$(944.00)
Other (List)
Service charge on bank not on books		$2.74

Balance per Books		$95,240.60

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 7/1/10 — 7/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 9162
01 01 149 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 06/30/2010
BANK OF AMERICA, N.A.	This Statement: 07/30/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION #08-13128
OPERATING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	07/01/2010 — 07/30/2010	Statement Beginning Balance	$96,167.63
Number of Deposits/Credits	1	Amount of Deposits/Credits	$566.97
Number of Checks	1	Amount of Checks	$550.00
Number of Other Debits	2	Amount of Other Debits	$2.74
		Statement Ending Balance	$96,181.86
Number of Enclosures	1
		Service Charge	$2.74
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
07/12		$566.97	CA BANKING CENTER DEPOSIT	235306360817955
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1120	$550.00	07/9	6892792032
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
07/06	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900015
07/30		$0.74	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
06/30	$96,167.63	$96,167.63	07/15	$96,182.60	$96,148.59
07/06	$96,165.63	$96,165.63	07/16	$96,182.60	$96,182.60
07/09	$95,615.63	$95,615.63	07/30	$96,181.86	$96,181.86
07/12	$96,182.60	$95,615.63

Account Number 9162
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 06/30/2010
DALLAS, TEXAS 75283-2406	This Statement: 07/30/2010

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
Page 2 of 2

Bankruptcy Case Number: 0813128
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
July 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
07/02/2010	General Journal	227			-SPLIT-	-5.74	-5.74
07/12/2010	General Journal	228			-SPLIT-	566.97	561.23
07/24/2010	General Journal	230			-SPLIT-	-550.00	11.23
07/24/2010	General Journal	231			-SPLIT-	-325.00	-313.77
07/24/2010	General Journal	229			-SPLIT-	-69.00	-382.77

Total for B of A Checking						-382.77
CA Financial Ptnr Income
07/12/2010	General Journal	228			-SPLIT-	566.97	566.97

Total for CA Financial Ptnr Income						566.97
Bank Charges
07/02/2010	General Journal	227			-SPLIT-	5.74	5.74

Total for Bank Charges						5.74
Office Expenses
07/24/2010	General Journal	229			-SPLIT-	69.00	69.00

Total for Office Expenses						69.00
Reliable Self Storage
07/24/2010	General Journal	230			-SPLIT-	550.00	550.00

Total for Reliable Self Storage						550.00
US Trustee
07/24/2010	General Journal	231			-SPLIT-	325.00	325.00

Total for US Trustee						325.00

Journal Entry

Date: 07/02/2010	Entry #: 227

Account	Debit	Credit

Bank Charges	$5.74
B of A Checking		$5.74

Totals	$5.74	$5.74
Memo: B of A — June

Journal Entry

Date: 07/12/2010	Entry #: 228

Account	Debit	Credit

B of A Checking	$566.97
CA Financial Ptnr Income		$566.97

Totals	$566.97	$566.97
Memo: June 2010

Journal Entry

Date: 07/24/2010	Entry #: 230

Account	Debit	Credit

Reliable Self Storage	$550.00
B of A Checking		$550.00

Totals	$550.00	$550.00
Memo: 8/1 — 8/31/10

Journal Entry

Date: 07/24/2010	Entry #: 231

Account	Debit	Credit

US Trustee	$325.00
B of A Checking		$325.00

Totals	$325.00	$325.00
Memo: Q 2 2010

Journal Entry

Date: 07/24/2010	Entry #: 229

Account	Debit	Credit

Office Expenses	$69.00
B of A Checking		$69.00

Totals	$69.00	$69.00
Memo: Claremont Hts Postal Box Rental 8/1 — 11/1/10

Glencrest Investment Advisors, Inc.
Profit & Loss
July 2010

	Total
Income
CA Financial Ptnr Income		566.97

Total Income		$566.97
Expenses
Bank Charges		5.74
Office Expenses		69.00
Reliable Self Storage		550.00
US Trustee		325.00

Total Expenses		$949.74

Net Operating Income	-$	382.77

Net Income	-$	382.77

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 — July 31, 2010

	Total
Income
Ameritrade Close Out		22,111.54
CA Financial Ptnr Income		8,305.39
Fees Billed		3,124.12
Misc Asset Sales — Claremont		30,277.00
Rental Income Palm Desert		27,573.93
Sublease — PFF		6,279.10
Trailer Income		3,263.56

Total Income		$100,934.64
Expenses
Bank Charges		407.95
Computek I.T.		1,275.00
I 365 Data Storage		20,751.64
Janitorial — Claremont		1,720.00
Janitorial — Palm Desert		560.00
Legal & Professional Fees		-7,097.45
Office Expenses		3,741.35
Other General and Admin Expenses		4,141.78
Payroll Expenses		27,603.90
Reliable Self Storage		7,687.74
Rent — Claremont		93,547.58
Rent — Palm Desert		32,194.67
Supplies		-233.34
Taxes & Licenses		2,480.41
US Trustee		3,900.00
Utilities		2,500.98
Utilities — Gas Co		939.56
Utilities — Phone and Data		13,180.03
Utilities — SCE		7,260.65
Utilities — Siemens		848.52
Utilities — Water		15.14

Total Expenses		$217,426.11

Net Operating Income	-$	116,491.47
Other Income
Other Income		12,419.88

Total Other Income		$12,419.88
Other Expenses
Miscellaneous		54.11

Total Other Expenses		$54.11

Net Other Income		$12,365.77

Net Income	-$	104,125.70

Glencrest Investment Advisors, Inc.
Balance Sheet
As of July 31, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	95,240.60
PFF Checking	0.00
Prepaid Rent — Claremont	0.00

Total Bank Accounts	$95,240.60

Total Current Assets	$95,240.60
Other Assets
Advances to Trust	80,000.00
Lease Deposit	0.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,680.08
Prepaid A/P	23,437.00
Prepaid Rent & CAM — Claremont	0.00
Prepaid Rent — Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	0.00
Valuation Allowance	-43,570.00

Total Other Assets	$631,772.00

TOTAL ASSETS	$727,012.60
LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	1.00

Total Long Term Liabilities	$58,838.00

Total Liabilities	$58,838.00
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	2,474.90
Net Income	2,086.70

Total Equity	$668,174.60

TOTAL LIABILITIES AND EQUITY	$727,012.60

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 7/1/10 — 7/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Investment Advisors, Inc.
      Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91 + days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 7/1/10 — 7/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	August 16, 2010 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 7/1/10 — 7/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

					CURRENT		CUMULATIVE
	BANK ACCOUNTS				MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$86,162.07				$86,162.07		$44,046.24

RECEIPTS
CASH SALES	$4,132.02				$4,132.02		$48,095.43
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$307.22
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$4,132.02				$4,132.02		$48,402.65

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$14.66				$14.66		$219.46
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00				$325.00		$2,275.00
COURT COSTS
TOTAL DISBURSEMENTS	$339.66				$339.66		$2,494.46

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$3,792.36				$3,792.36		$45,908.19

CASH — END OF MONTH	$89,954.43				$89,954.43		$89,954.43

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$339.66
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$339.66

Account 8202
Account Name Glencrest Insurance Services, Inc.
Reconciliation As of Date 7/31/10

Balance per Bank		$90,276.73

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1009	$325.00

Total		$(325.00)
Other (List)
Service charge on bank not on books		$2.70

Balance per Books		$89,954.43

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 7/1/10 — 7/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 8202
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 06/30/2010
BANK OF AMERICA, N.A.	This Statement: 07/30/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION #08-13131
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813131
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	07/01/2010 — 07/30/2010	Statement Beginning Balance	$86,147.41
Number of Deposits/Credits	1	Amount of Deposits/Credits	$4,132.02
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	2	Amount of Other Debits	$2.70
		Statement Ending Balance	$90,276.73
Number of Enclosures	0
		Service Charge	$2.70
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
07/26		$4,132.02	CA BANKING CENTER DEPOSIT	235305760349693
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
07/06	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900014
07/30		$0.70	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
06/30	$86,147.41	$86,147.41	07/29	$90,277.43	$90.029.53
07/06	$86,145.41	$86,145.41	07/30	$90,276.73	$90,276.73
07/26	$90,277.43	$86,145.41

Account Number 8202
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 06/30/2010
DALLAS, TEXAS 75283-2406	This Statement: 07/30/2010

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813131
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Insurance Services, Inc.
Transaction Detail by Account
July 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
07/02/2010	General Journal	86			-SPLIT-	-14.66	-14.66
07/24/2010	General Journal	88			-SPLIT-	-325.00	-339.66
07/24/2010	General Journal	87			-SPLIT-	4,132.02	3,792.36

Total for B of A Checking						3,792.36
Fees Billed
07/24/2010	General Journal	87			-SPLIT-	4,132.02	4,132.02

Total for Fees Billed						4,132.02
Bank Charges
07/02/2010	General Journal	86			-SPLIT-	14.66	14.66

Total for Bank Charges						14.66
US Trustee
07/24/2010	General Journal	88			-SPLIT-	325.00	325.00

Total for US Trustee						325.00

Journal Entry	Entry #: 86
Date: 07/02/2010

Account	Debit	Credit

Bank Charges	$14.66
B of A Checking		$14.66

Totals	$14.66	$14.66
Memo: B of A — June

Journal Entry	Entry #: 88
Date: 07/24/2010

Account	Debit	Credit

US Trustee	$325.00
B of A Checking		$325.00

Totals	$325.00	$325.00
Memo: Q 2 2010

Journal Entry	Entry #: 87
Date: 07/24/2010

Account	Debit	Credit

B of A Checking	$4,132.02
Fees Billed		$4,132.02

Totals	$4,132.02	$4,132.02
Memo: Principal $256.44, Affinion $2,984.72 + $502.26, Transamerica $134.67 + 132.18 + 121.75

Glencrest Insurance Services, Inc.
Profit & Loss
July 2010

Total
Income
Fees Billed	4,132.02

Total Income	$4,132.02
Expenses
Bank Charges	14.66
US Trustee	325.00

Total Expenses	$339.66

Net Operating Income	$3,792.36

Net Income	$3,792.36

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — July 31, 2010

Total
Income
Fees Billed	48,095.43

Total Income	$48,095.43
Expenses
Bank Charges	219.46
Taxes & Licenses	0.00
US Trustee	2,275.00

Total Expenses	$2,494.46

Net Operating Income	$45,600.97
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$45,908.19

Glencrest Insurance Services, Inc.
Balance Sheet
As of July 31, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	89,954.43
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$89,954.43

Total Current Assets	$89,954.43
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$142,349.43
LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings	34,193.43
Net Income	11,714.76

Total Equity	$106,477.43

TOTAL LIABILITIES AND EQUITY	$142,349.43

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 7/1/10 — 7/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	Glencrest Insurance Services, Inc. Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91 + days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 7/1/10 — 7/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	August 16, 2010 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 7/1/10 — 7/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,409,798.11				$1,409,798.11		$1,186,035.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)							$227,179.23

TOTAL RECEIPTS							$227,179.23

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$12.86				$12.86		$1,379.64
SELLING
OTHER (ATTACH LIST)							$99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00				$325.00		$2,275.00
COURT COSTS
TOTAL DISBURSEMENTS	$337.86				$337.86		$3,753.98

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(337.86)				$(337.86)		$223,425.25

CASH — END OF MONTH	$1,409,460.25				$1,409,460.25		$1,409,460.25

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$337.86
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$337.86

Account 9188
Account Name Diversified Builder Services, Inc.
Reconciliation As of Date 7/31/10

Balance per Bank		$1,409,772.39

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1010	$325.00

Total		$(325.00)
Other (List)
Service charge on bank not on books		$12.86

Balance per Books		$1,409,460.25

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 7/1/10 — 7/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 9188
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 06/30/2010
BANK OF AMERICA, N.A.	This Statement: 07/30/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION #08-13129
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD,
CLAREMONT CA 91711	Bankruptcy Case Number: 0813129
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	07/01/2010 — 07/30/2010	Statement Beginning Balance	$1,409,785.25
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	2	Amount of Other Debits	$12.86
		Statement Ending Balance	$1,409,772.39
Number of Enclosures	0
		Service Charge	$12.86
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
07/06	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900016
07/30		$10.86	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
06/30	$1,409,785.25	$1,409,785.25	07/30	$1,409,772.39	$1,409,772.39
07/06	$1,409,783.25	$1,409,783.25

CUSTOMER CONNECTION	Account Number 9188
BANK OF AMERICA, N.A.	01 01 149 01 M0000 E# 0
DALLAS, TEXAS 75283-2406	Last Statement: 06/30/2010
This Statement: 07/30/2010

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.	Page 2 of 2

Bankruptcy Case Number: 0813129
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Diversified Builder Services, Inc.
Transaction Detail by Account
July 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
07/02/2010	General Journal	35			-SPLIT-	-12.86	-12.86
07/24/2010	General Journal	36			-SPLIT-	-325.00	-337.86

Total for B of A Checking						-337.86
Bank Charges
07/02/2010	General Journal	35			-SPLIT-	12.86	12.86

Total for Bank Charges						12.86
U S Trustee
07/24/2010	General Journal	36			-SPLIT-	325.00	325.00

Total for U S Trustee						325.00

Journal Entry	Entry #: 35
Date: 07/02/2010

Account	Debit	Credit

Bank Charges	$12.86
B of A Checking		$12.86

Totals	$12.86	$12.86

Memo: B of A — June

Journal Entry	Entry #: 36
Date: 07/24/2010

Account	Debit	Credit

US Trustee	$325.00
B of A Checking		$325.00

Totals	$325.00	$325.00

Memo: Q 2 2010

Diversified Builder Services, Inc.
Profit & Loss
July 2010

	Total
Income
Total Income
Expenses
Bank Charges		12.86
U S Trustee		325.00

Total Expenses		$337.86

Net Operating Income	-$	337.86

Net Income	-$	337.86

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — July 31, 2010

	Total
Income
Lafferty Tax Refunds		227,179.23

Total Income		$227,179.23
Expenses
Appraisal Services		1,000.00
Bank Charges		379.64
Taxes & Licenses		0.00
U S Trustee		2,275.00

Total Expenses		$3,654.64

Net Operating Income		$223,524.59
Other Income
Other Income		-99.34

Total Other Income	-$	99.34

Net Other Income	-$	99.34

Net Income		$223,425.25

Diversified Builder Services, Inc.
Balance Sheet
As of July 31, 2010

	Total
ASSETS
Current Assets
Bank Accounts
B of A Checking		1,409,460.25
PFF Checking		0.00
PFF Checking — 10102		0.00

Total Bank Accounts		$1,409,460.25

Total Current Assets		$1,409,460.25
Other Assets
100% Loan Loss — Comm Loans — MI		-300,000.00
Accounts Receivable		288,500.00
Commercial LOC — MI		7,800,000.00
Commercial LOC Contra Asset — CLS		-1,050.00
Def Income — Comm Non Accr		-217,552.00
Partial Charge-Offs Comm. Unsecured		-5,729,081.00
Property & Equipment		7,489.00
Val Allow — FIT Deferred Taxes		1,951,021.00
Val Allow — SIT Deferred Taxes		-6,886,601.00

Total Other Assets	-$	3,087,274.00

TOTAL ASSETS	-$	1,677,813.75
LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable		304,034.00
DBS Insurance Payable		160.00
Deferred Fed Income Taxes		1,951,021.00
Deferred Income		288,500.00
Deferred State Inc Taxes		-6,886,601.00
Intercompany Payable		6.00
Notes Payable		19,280,093.00

Total Long Term Liabilities		$14,937,213.00

Total Liabilities		$14,937,213.00
Equity
APIC		28,000,000.00
APIC — Retained Earnings		-44,838,453.00
Opening Balance Equity		1.00
Retained Earnings		224,522.13
Net Income		-1,096.88

Total Equity	-$	16,615,026.75

TOTAL LIABILITIES AND EQUITY	-$	1,677,813.75

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 7/1/10 — 7/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Diversified Builder Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$7,800,000.00
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$7,800,000.00
Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91 + days old	$7,800,000.00
Total Accounts Receivable	$7,800,000.00
Amount considered uncollectible (Bad Debt)	$5,729,081.00
Accounts Receivable (Net)	$2,070,919.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 7/1/10 — 7/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	August 16, 2010

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 7/1/10 — 7/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$23,663.84				$23,663.84		$25,725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$11.18				$11.18		$122.38
SELLING OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00				$325.00		$2,275.00
COURT COSTS
TOTAL DISBURSEMENTS	$336.18				$336.18		$2,397.38

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(336.18)				$(336.18)		$(2,397.38)

CASH — END OF MONTH	$23,327.66				$23,327.66		$23,327.66

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$336.18
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$336.18

Account 8192
Account Name PFF Real Estate Services, Inc.
Reconciliation As of Date 7/31/10

Balance per Bank		$23,650.48

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1008	$325.00

Total		$(325.00)

Other (List)

Service charge on bank not on books		$2.18

Balance per Books		$23,327.66

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 7/1/10 — 7/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 8192
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 06/30/2010
BANK OF AMERICA, N.A.	This Statement: 07/30/2010
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	07/01/2010 — 07/30/2010	Statement Beginning Balance	$23,652.66
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	2	Amount of Other Debits	$2.18
		Statement Ending Balance	$23,650.48
Number of Enclosures	0
		Service Charge	$2.18
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
07/06	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900013
07/30		$0.18	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
06/30	$23,652.66	$23,652.66	07/30	$23,650.48	$23,650.48
07/06	$23,650.66	$23,650.66

CUSTOMER CONNECTION	Account Number 8192
BANK OF AMERICA, N.A.	01 01 149 01 M0000 E# 0
DALLAS, TEXAS 75283-2406	Last Statement: 06/30/2010
This Statement: 07/30/2010

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813130
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Real Estate Services, Inc.
Transaction Detail by Account
July 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
07/02/2010	General Journal	31			-SPLIT-	-11.18	-11.18
07/24/2010	General Journal	32			-SPLIT-	-325.00	-336.18

Total for B of A Checking						-336.18
Bank Charges
07/02/2010	General Journal	31			-SPLIT-	11.18	11.18

Total for Bank Charges						11.18
U S Trustee
07/24/2010	General Journal	32			-SPLIT-	325.00	325.00

Total for U S Trustee						325.00

Journal Entry	Entry #: 31
Date: 07/02/2010

Account	Debit	Credit

Bank Charges	$11.18
B of A Checking		$11.18

Totals	$11.18	$11.18

Memo: B of A — June

Journal Entry	Entry #: 32
Date: 07/24/2010

Account	Debit	Credit

US Trustee	$325.00
B of A Checking		$325.00

Totals	$325.00	$325.00

Memo: Q 2 2010

PFF Real Estate Services, Inc.
Profit & Loss
July 2010

	Total
Income
Total Income
Expenses
Bank Charges		11.18
U S Trustee		325.00

Total Expenses		$336.18

Net Operating Income	-$	336.18

Net Income	-$	336.18

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — July 31, 2010

	Total
Income
Total Income
Expenses
Bank Charges		122.38
U S Trustee		2,275.00

Total Expenses		$2,397.38

Net Operating Income	-$	2,397.38
Other Income
Other Income		0.04

Total Other Income		$0.04

Net Other Income		$0.04

Net Income	-$	2,397.34

PFF Real Estate Services, Inc.
Balance Sheet
As of July, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	23,327.66
PFF Checking	0.00

Total Bank Accounts	$23,327.66

Total Current Assets	$23,327.66

TOTAL ASSETS	$23,327.66

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings	-1,384.87
Net Income	-1,012.47

Total Equity	$23,327.66

TOTAL LIABILITIES AND EQUITY	$23,327.66

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 7/1/10 — 7/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Real Estate Services, Inc.
     Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91 + days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X